UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2016
ClubCorp Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-36074	20-5818205
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

3030 LBJ Freeway, Suite 600 Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

(972) 243-6191
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report on Form 8-K is furnished by ClubCorp Holdings, Inc., a Nevada Corporation (the “Company”), in connection with the matters described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2016, the Company announced that Mark A. Burnett would assume the role of President of the Company from Eric Affeldt, effective as of the same date. Mr. Burnett will continue to report to Eric Affeldt, who will remain as the Company’s Chief Executive Officer and a member of the Company’s Board of Directors. Mr. Burnett, aged 51, will also continue to serve as the Company’s Chief Operating Officer, a role he has held since October 2013. Mr. Burnett joined the Company in December 2006 as Executive Vice President of Golf & Country Clubs. From December 2004 to December 2006, Mr. Burnett was the owner and operator of a multi-unit territory of Five Guys Enterprises, LLC franchises. Prior to that, he held several positions for American Golf Corporation from January 2000 to December 2004, including executive vice president of operations and chief operating officer. Mr. Burnett previously served as president and chief executive officer from June 1998 to December 1999 and chief operating officer from September 1996 to June 1998 for KSL Fairways Golf Corporation, and as vice president of operations for Golf Enterprises, Inc. from January 1993 to August 1996. A description of Mr. Burnett’s compensation arrangements and additional information about him can be found in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2016.

Item 7.01	Regulation FD Disclosure.

On July 14, 2016, the Company issued a press release announcing the promotion of Mark A. Burnett to President of the Company. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in this Item 7.01. The information in this Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release, dated July 14, 2016, of ClubCorp Holdings, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2016	CLUBCORP HOLDINGS, INC.

	By:	/s/ Curtis D. McClellan
Curtis D. McClellan
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description
99.1	Press release, dated July 14, 2016, of ClubCorp Holdings, Inc.